UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2024

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2024, Driven Brands Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Amended and Restated Driven Brands Holdings Inc. 2021 Omnibus Plan (the “Plan”) to, among other things, (i) increase the number of shares of the Company’s common stock authorized for issuance thereunder by 10 million shares, and (ii) extend the duration of the Plan to May 9, 2034.

A summary of the Plan is contained under the heading “Approval of the Amended and Restated Driven Brands Holdings Inc. 2021 Omnibus Incentive Plan”, in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 27, 2024 (the “Proxy Statement”).

The foregoing description of the amendment and restatement of the Plan is qualified in its entirety by reference to the full text of the Plan that is filed as Exhibit B to the Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 9, 2024. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Proxy Statement.

Proposal 1.	Election of Directors

The Company’s stockholders duly elected Neal Aronson, Jonathan Fitzpatrick, and Jose Tomás, by a majority of the votes cast, to serve as Class I directors until the 2027 annual meeting of stockholders and until his or her successor is elected and qualified. The results of the voting were as follows:

Director	Votes For	Votes Withheld
Neal Aronson	138,538,918	4,910,299
Jonathan Fitzpatrick	139,562,896	3,886,321
Jose Tomás	126,065,771	17,383,446

Proposal 2.	Advisory Vote to Approve the Compensation of Our Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers for 2023. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
111,171,890	31,730,304	547,023

Proposal 3.	Approval of Amended and Restated Driven Brands Holdings Inc. 2021 Omnibus Plan

The Company’s stockholders approved the Amended and Restated Driven Brands Holdings Inc. 2021 Omnibus Plan. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
130,903,245	12,037,951	508,021

Proposal 4.	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 28, 2024

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the fiscal year ending December 28, 2024. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
148,945,053	33,915	89,728

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Driven Brands Holdings Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit B of the Company’s Proxy Statement on Schedule 14A filed on March 27, 2024)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: May 14, 2024	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary